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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of J. L. Halsey Corporation of our report dated September 25, 2001 relating to the financial statements and financial statement schedule of NAHC, Inc, which appears in NAHC, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2001.


PricewaterhouseCoopers LLP

Philadelphia, PA
February 4, 2002